Exhibit 32.1

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18
U.S.C. SECTION 1350

In connection with the accompanying Annual Report on Form 10-K of Equity LifeStyle Properties, Inc. for the year ended December 31, 2010 (the “Annual Report”), I, Michael B. Berman, Executive Vice President and Chief Financial Officer of Equity LifeStyle Properties, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1. the Annual Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of Equity LifeStyle Properties, Inc.

By:	/s/ Michael B. Berman
Michael B. Berman
Executive Vice President and
Chief Financial Officer

Date: February 24, 2011

A signed original of this written statement required by Section 906 has been provided to
Equity LifeStyle Properties, Inc. and will be retained by Equity LifeStyle Properties, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.